Filed pursuant to 497(e)

File Nos. 002-80751 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED SEPTEMBER 11, 2020

TO THE

PROSPECTUS DATED MAY 1, 2020

MFS® TOTAL RETURN PORTFOLIO

It is expected that effective on or about June 30, 2021 Robert Persons will no longer serve as portfolio manager of the MFS® Total Return Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Portfolio is managed by a team led by Brooks Taylor, Investment Officer of MFS, who has been a manager of the Portfolio since 2004. Other members of the team are Steven Gorham (since 2002), Joshua Marston (since 2008), Jonathan Sage (since 2013), Robert Persons (since 2017), Johnathan Munko (since 2019), Alexander Mackey (since 2019), and Henry Peabody (since 2019), each an Investment Officer of MFS.

It is expected that Mr. Taylor and Mr. Sage will no longer serve as portfolio managers of the Portfolio effective on or about December 31, 2020. It is expected that Mr. Persons will no longer serve as portfolio manager of the Portfolio effective on or about June 30, 2021.

In the section of the Prospectus entitled “Additional Information About Management – The Subadviser,” the fifth paragraph is deleted in its entirety and replaced with the following:

The Portfolio is managed by a team of portfolio managers, headed by Brooks Taylor, an Investment Officer of MFS, who has been a manager of the Portfolio since 2004. The team is comprised of Steven Gorham (since 2002), Joshua Marston (since 2008), Jonathan Sage (since 2013), Robert Persons (since 2017), Johnathan Munko (since 2019), Alexander Mackey (since 2019), and Henry Peabody (since 2019), each an Investment Officer of MFS. It is expected that Mr. Taylor and Mr. Sage will no longer serve as portfolio managers of the Portfolio effective on or about December 31, 2020. It is expected that Mr. Persons will no longer serve as portfolio manager of the Portfolio effective on or about June 30, 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE